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                                                                   Exhibit 23.1
                                                                   ------------

                               ARTHUR ANDERSEN

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this registration statement.

                                        /s/ Arthur Andersen LLP


Seattle, Washington

October 24, 2000